Rule 497(k)

File No. 333-182308

First Trust Exchange-Traded Fund VI

(the “Trust”)

First Trust Nasdaq BuyWrite Income ETF
(the “Fund”)

SUPPLEMENT TO THE FUND’S PROSPECTUS, SUMMARY PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION

June 9, 2026

Upon the recommendation of First Trust Advisors L.P., the Fund’s investment advisor, the Board of Trustees of the Trust approved a change to the Fund’s principal investment strategies which will provide the Fund with the ability to write call options on exchange-traded funds tracking the Nasdaq-100 Index®. This is in addition to the Fund’s current ability to write call options on the Nasdaq-100 Index®. The Fund expects the change to take effect on or around September 1, 2026.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS, SUMMARY PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE